Fidelity® Money Market Fund

Class/Ticker

Premium/FZDXX

In this summary prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this summary prospectus.

Summary Prospectus

June 29, 2015

As Revised April 14, 2016

Fund Summary

Fund/Class:
Fidelity® Money Market Fund/Premium

Investment Objective

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.25%
Distribution and/or Service (12b-1) fees	None
Other expensesB	0.11%
Total annual operating expenses	0.36%
Fee waiver and/or expense reimbursementC	0.06%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.30%

A Adjusted to reflect current fees.

B Based on estimated amounts for the current fiscal year.

C Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Premium Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.30%. This arrangement will remain in effect through June 30, 2019. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

Summary Prospectus

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 31
3 years	$ 89
5 years	$ 176
10 years	$ 430

Principal Investment Strategies

  Investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.
  Potentially entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund's sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Summary Prospectus

Fund Summary - continued

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of Fidelity Money Market Fund, a class of shares of the fund, from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Performance history will be available for Premium Class after Premium Class has been in operation for one calendar year.

Year-by-Year ReturnsA

Calendar Years	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
	2.95%	4.79%	5.09%	2.90%	0.62%	0.03%	0.01%	0.01%	0.01%	0.01%

During the periods shown in the chart for Fidelity Money Market Fund:	Returns	Quarter ended
Highest Quarter Return	1.28%	September 30, 2007
Lowest Quarter Return	0.00%	March 31, 2013
Year-to-Date Return	0.00%	March 31, 2015

A The returns shown above are for Fidelity Money Market Fund, a class of shares of the fund that is not offered through this prospectus. Premium Class would have substantially similar annual returns to Fidelity Money Market Fund because the classes are invested in the same portfolio of securities. Premium Class's returns would differ from Fidelity Money Market Fund's returns to the extent that the classes do not have the same expenses.

Average Annual Returns

For the periods ended December 31, 2014	Past 1 year	Past 5 years	Past 10 years
Fidelity Money Market FundA	0.01%	0.01%	1.62%

A The returns shown above are for Fidelity Money Market Fund, a class of shares of the fund that is not offered through this prospectus. Premium Class would have substantially similar annual returns to Fidelity Money Market Fund because the classes are invested in the same portfolio of securities. Premium Class's returns would differ from Fidelity Money Market Fund's returns to the extent that the classes do not have the same expenses.

Summary Prospectus

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

The fund has been designated a retail money market fund, which means that it limits investments to accounts beneficially owned by natural persons. The fund expects to implement the new eligibility requirements on January 1, 2016.

The fund is not yet subject to liquidity fees, nor the temporary suspension of redemptions. The fund expects to implement these features by October 2016.

Effective after the close of business on December 31, 2015, new positions in the fund established through Fidelity brokerage or mutual fund accounts that are not beneficially owned by natural persons, as determined by the fund, may no longer be opened. For more information, see the Additional Information about the Purchase and Sale of Shares section of the prospectus.

On or about January 22, 2016, the fund will begin involuntarily redeeming accounts that are not beneficially owned by natural persons, as determined by the fund, in order to implement the fund's eligibility requirements as a retail money market fund. Shares held by these accounts will be sold at their net asset value per share calculated on the day that the fund closes the account position.

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Summary Prospectus

Fund Summary - continued

Initial Purchase Minimum	$100,000
For Fidelity Traditional IRA, Roth IRA, Rollover IRA, Simplified Employee-Pension IRA, Keogh, and Investment Only Retirement accounts	$10,000

The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Summary Prospectus

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. We will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FAST are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

The third-party marks appearing above are the marks of their respective owners.

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